================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 26, 1999

                             ADMIRALTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                      0-24891                   65-0405207
(State or other jurisdiction         (Commission               (IRS Employer
 of incorporation)                    File Number)           Identification No.)

           4400 PGA BOULEVARD
      PALM BEACH GARDENS, FLORIDA                                   33410
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (561) 624-4701

================================================================================

Item 5.  OTHER EVENTS.

         The Registrant issued a press release on October 26, 1999 announcing its third quarter 1999 results.

Item 7.  EXHIBITS.

         The following exhibit is filed with this Current Report on Form 8-K.

         EXHIBIT NO.   DESCRIPTION
         -----------   -----------
              99       Press release announcing third quarter results for 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ADMIRALTY BANCORP, INC.
                                  (Registrant)

Dated: November 3, 1999           By: /s/ WARD KELLOGG
                                      ------------------------------------------
                                          WARD KELLOGG
                                          President and
                                          Chief Executive Officer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

EXHIBIT NO.       DESCRIPTION                                          PAGE NO.
-----------       -----------                                          --------
       99         Press release announcing third quarter
                  results for 1999.                                        5